UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 19, 2003


                            Palmetto Bancshares, Inc.
               (Exact name of registrant as specified in charter)


South Carolina                      0-26016                  74-2235055
-----------------------           ------------            -------------------
State or other jurisdiction  Commission File Number     IRS Employer I.D. number
of incorporation


301 Hillcrest Drive, Laurens, South Carolina                        29360
--------------------------------------------                        -----
Address of principal executive offices                             Zip Code


                                 (864) 984-4551
                                 --------------
                          Registrant's telephone number

Item 9. Regulation FD Disclosure

The following is intended to be furnished pursuant to Item 12, "Disclosure of Results of Operations and Financial Condition."

On April 19, 2003 Palmetto Bancshares, Inc. mailed to shareholders its quarterly shareholder earnings overview which discloses the results of operations and financial condition of the Company for the first quarter ended March 31, 2003.

For more information regarding this matter, see the shareholder earnings overview attached hereto as Exhibit 99.

Item 7.  Financial Statements and Exhibits

(c) Exhibits

    99   Shareholder earnings overview mailed April 19, 2003



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



PALMETTO BANCSHARES, INC.


By:  /s/      L. Leon Patterson
     ------------------------------------------
     L. Leon Patterson
     Chairman and Chief Executive Officer


     /s/      Paul W. Stringer
     ------------------------------------------
     Paul W. Stringer
     President and Chief Operating Officer
     (Chief Accounting Officer)

Date:   April 25, 2003